UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 31, 2020, the Company submitted notice of withdrawal of $100 million from its revolving credit facility, as a precautionary measure to secure additional cash and ensure greater financial flexibility in light of the current economic uncertainty resulting from the COVID-19 novel coronavirus outbreak. Following the withdrawal, the Company had approximately $260 million (net of $15.0 million outstanding letters of credit) in available capacity remaining under its revolving credit facility. The portion of the the Company’s Press Release, furnished as Exhibit 99.1 hereto, relating to the Company’s withdrawal from its revolving credit facility is incorporated herein by reference.

ITEM 7.01 Regulation FD.

On April 1, 2020, the Company issued a press release providing a business update on impacts of the COVID 19 outbreak and economic downturn on the Company and its operations (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information contained in this Item 7.01, including the related information set forth in the Press Release, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in this Item 7.01, including the Press Release, shall not be incorporated by reference into any filings under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01 Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated April 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

	By:	/s/ Angelo N. Chaclas
	Name:	Angelo N. Chaclas
	Title:	Senior Vice President, Chief Legal Officer, Chief Compliance Officer & Corporate Secretary

Date: April 1, 2020